UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     __________________________________

                                 FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):   January 21, 2005


                           THE KINGSLEY COACH, INC.
            ----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


    Delaware                     0-21733                 23-3003600
  ------------------------------------------------------------------------
  (State of Incorporation)   (Commission File         (IRS Employer
                              Number)                  Identification No.)


                   25820 7th Street W, Zimmerman, MN 55398
                   ---------------------------------------
                   (Address of principal executive offices)

                              (800) 445-2918
                       -----------------------------
                       Registrant's Telephone Number


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.03 Creation of a Direct Financial Obligation
Item 3.02 Unregistered Sale of Equity Securities

     On January 21, 2005 Kingsley Coach closed the sale of a Secured Note and Common Stock Purchase Warrants to Longview Equity Fund LP and Longview International Equity Fund LP. The gross purchase price paid for the securities was $500,000. From that sum Kingsley Coach paid a $20,000 due diligence fee to the investors and paid a $10,000 fee to the investors' legal counsel.

     The Secured Note bears interest at 12% per annum, payable quarterly.
The principal is due on October 21, 2005 or, if earlier, on the date on which Kingsley Coach receives proceeds from the sale of a command post vehicle to the Maryland Department of State Police. The Secured Note is secured by a pledge of all of Kingsley Coach's assets.

     The Warrants afford the investors the right to purchase 1,500,000 shares of Kingsley Coach common stock at $.15 per share through January 21, 2010. If Kingsley Coach sells any common shares or derivatives for a price less than $.15 per share, the exercise price of the Warrants will be reduced to equal that lower price.

     Kingsley Coach has committed to file a registration statement with the Securities and Exchange Commission that will permit the investors to make a public resale of the shares they acquire on exercise of the Warrants. The Subscription Agreement contains certain penalties that Kingsley Coach will pay if it defaults in its obligation to register the shares for resale and to deliver certificates upon an investor's exercise of the Warrants.

     By the terms of the warrants sold by Kingsley Coach to Longview Fund LP in July 2004, the recent sale of warrants exercisable at $.15 would have caused a revision of the exercise price of the July 2004 warrants to $.15. In lieu of that full revision, Kingsley Coach and Longview Fund LP agreed that one-half of the July 2004 warrants (exercisable for 610,000 shares) would be revised to be exercisable at $.15 and the remainder (exercisable for 610,000 shares) would retain their $.20 exercise price.


                                  EXHIBITS

10-a Subscription Agreement dated January 21, 2005 between The Kingsley
     Coach, Inc. and Longview Equity Fund LP and Longview International Equity Fund LP.

10-b Secured Note dated January 21, 2005.

10-c Form of Common Stock Purchase Warrant issued to Longview Equity Fund LP and Longview International Equity Fund LP.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE KINGSLEY COACH, INC.


Dated: January 24, 2005              By:/s/ Ralph Dickenson
                                     -------------------------
                                     Ralph Dickenson
                                     Chief Executive Officer